EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Professionally Managed Portfolios, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Professionally Managed Portfolios for the period ended November 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Professionally Managed Portfolios for the stated period.

/s/ Robert M. Slotky		/s/ Eric W. Falkeis

Robert M. Slotky		Eric W. Falkeis
President, Professionally Managed Portfolios		Treasurer, Professionally Managed Portfolios

Dated:	February 3, 2009	Dated:	January 22, 2009

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Professionally Managed Portfolios for purposes of the Securities Exchange Act of 1934.
Stephens Mid Cap Growth Fund 11/30/08 N-CSR
Stephens Small Cap Growth Fund 11/30/08 N-CSR